                                  EXHIBIT 2.1

                      EXCHANGE AND COMBINATION AGREEMENT


   THIS AGREEMENT (this "Agreement") is made and entered into by and between Miller Exploration Company, a Delaware corporation (the "Company"), and the persons and entities identified below as the "Contributors" who execute a counterpart of this Agreement, and, solely with respect to the representations, warranties and agreements set forth in Section 4.3,
Section 5.1, Section 5.2, and Section 5.4 hereof, and with respect to
Article VIII hereof, Miller Oil Corporation, a Michigan corporation ("MOC"). The date of this Agreement shall be the date on which the Company executes and delivers this Agreement, as evidenced next to its signature herein.

                                   RECITALS:

   WHEREAS, the Company has been organized under the General Corporation Law of Delaware (the "Delaware Act") for the purpose of combining certain oil and gas properties and operations owned and/or conducted by the Contributors or MOC, in connection with an underwritten public offering (the "Public Offering") of shares of its Common Stock (the "Stock"), pursuant to a registration statement to be prepared on Form S-1 (the "Registration Statement") and filed with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and related registrations pursuant to the laws of any other jurisdictions within the United States ("Blue Sky Laws") that require such registration;

   WHEREAS, the Company is governed by the Delaware Act, by the Company's Certificate of Incorporation which was filed with the Delaware Secretary of State on the effective date hereof, and by the Company's Bylaws (the "Organizational Documents");

   WHEREAS, the Contributors own, or are the stockholders of MOC which owns, working interests in the various oil and gas prospects/projects identified on EXHIBIT A-1, which are individually described in more detail on EXHIBIT A-3 through EXHIBIT A-112, respectively (the "Properties"), and the percentage working interest of each Contributor and MOC as to each of the Properties is set forth thereon under the Contributor's or MOC's name and opposite the name of each of the Properties;

   WHEREAS, the Contributors own, or are stockholders of MOC which owns net revenue interests in the Properties, and the percentage net revenue interests of each Contributor and MOC as to each of the Properties is set forth on EXHIBIT A-2 under the Contributor's or MOC's name and opposite the name of each of the Properties;

   WHEREAS, Gilbert Brueckner, C&H Exploration, LLC, Ken Foote, L.H. Hardy, Dennis LeJeune, O.O. Investments, Inc., Albert Stevens, Giorgio

Vozza and Niblick Exploration, LLC (collectively, the "1994 JEP Contributors") is each a party to that certain Miller Oil Corporation Joint Exploration Program 1994 Participation Agreement dated as of May 23, 1994 (the "1994 JEP"), pursuant to which MOC has acquired, on behalf of the 1994 JEP Contributors, working and net revenue interests in certain of the Properties, as identified on EXHIBIT A-1 and EXHIBIT A-2, respectively (the "1994 JEP Interests");

   WHEREAS, C&H Exploration, LLC, Ken Foote, Albert Stevens, and Niblick Exploration, LLC (the "1995 JEP Contributors") is each a party to that certain Miller Oil Corporation Joint Exploration Program 1995 Participation Agreement dated as of May 18, 1995 (the "1995 JEP"), pursuant to which MOC has acquired, on behalf of the 1995 JEP Contributors, working and net revenue interests in certain of the Properties, as identified on EXHIBIT A-1 and EXHIBIT A-2, respectively (the "1995 JEP Interests");

   WHEREAS, Eagle Investments, Inc., a Michigan corporation d/b/a
Victory, Inc. (the "Victory") owns undivided working and net revenue interests in certain of the Properties, as identified on EXHIBIT A-1 and EXHIBIT A-2, respectively (the "Victory Interests");

   WHEREAS, Eagle International, Inc., a Michigan corporation ("Eagle") owns undivided working and net revenue interests in certain of the Properties, as identified on EXHIBIT A-1 and EXHIBIT A-2, respectively (the "Eagle Interests");

   WHEREAS, SASI Minerals Company, a Delaware corporation ("SASI") owns undivided working and net revenue interests in certain of the Properties, as identified on EXHIBIT A-1 and EXHIBIT A-2, respectively (the "SASI Interests");

   WHEREAS, Dan A. Hughes, Jr. ("Hughes") owns undivided working and net revenue interests in certain of the Properties, as identified on EXHIBIT A-1 and EXHIBIT A-2, respectively, such amounts representing an undivided 10% of his working and net revenue interests in such Properties (the "Hughes Interests");

   WHEREAS, Miller and Miller, Inc. ("Miller and Miller"), owns undivided working and net revenue interests in certain of the Properties, as identified on EXHIBIT A-1 and EXHIBIT A-2, respectively (the "Miller and Miller Interests");

   WHEREAS, Frontier Investments, Inc. ("Frontier"), owns undivided working and net revenue interests in certain of the Properties, as identified on EXHIBIT A-1 and EXHIBIT A-2, respectively (the "Frontier Interests");

   WHEREAS, Oak Shores Investment, Inc. ("Oak Shores"), owns undivided working and net revenue interests in certain of the Properties, as identified on EXHIBIT A-1 and EXHIBIT A-2, respectively (the "Oak Shore Interests");


   WHEREAS, Double Diamond Enterprises, Inc. ("Double Diamond"), owns undivided working and net revenue interests in certain of the Properties, as identified on EXHIBIT A-1 and EXHIBIT A-2, respectively (the "Double Diamond Interests");

   WHEREAS, Kelly E. Miller, as Trustee of the Kelly E. Miller Trust, u/a/d April 29, 1986 (the "Kelly E. Miller Trust"), and Sue E. Bell, as Trustee of the Sue E. Bell Trust, u/a/d February 7, 1989 (the "Sue E. Bell Trust"), and David A. Miller, as Trustee of the David A. Miller Trust, u/a/d July 14, 1989 (the "David A. Miller Trust"), and Daniel R. Miller, as Trustee of the Daniel R. Miller Trust, u/a/d April 5, 1989 (the "Daniel R. Miller Trust"), and C.E. Miller, as Trustee of the Kelly E. Miller Retained Annuity Trust # 1, u/a/d November 3, 1997 (the "KEM Annuity Trust"), and C.E. Miller, as Trustee of the Daniel R. Miller Retained Annuity Trust #1 , u/a/d November 3, 1997 (the "DRM Annuity Trust"), and C.E. Miller, as Trustee of the Sue Ellen Bell Retained Annuity Trust # 1, u/a/d November 3, 1997 (the "SEB Annuity Trust"), and C.E. Miller, as Trustee of the David A. Miller Retained Annuity Trust # 1, u/a/d November 7, 1997 (the "DAM Annuity Trust") (collectively, the "MOC Contributors") together are the holders of 100%, of the issued and outstanding capital stock of MOC (the "MOC Stock"), which owns undivided working and net revenue interests in certain of the Properties, as identified on EXHIBIT A-1 and EXHIBIT A-2, respectively (the "MOC Interests");

   WHEREAS, the parties hereby intend to complete an exchange (the "Exchange") whereby (i) the 1994 JEP Contributors, the 1995 JEP Contributors, Victory, Eagle, SASI, Hughes, Miller and Miller, Frontier, Oak Shores, and Double Diamond (collectively, the "Interest Contributors"); and (ii) the MOC Contributors (together with the Interest Contributors, the "Contributors"), will exchange the above-described interests or stock, as the case may be, owned by each of them (collectively, the "Contributed Properties") for capital stock of the Company (the "Exchange Stock"), in a transaction intended to qualify for tax-free treatment under Section 351 of the Internal Revenue Code of 1986, as amended (the "Code");

   WHEREAS, the parties desire to set forth the terms and conditions of the Exchange and to provide for certain obligations among the parties following the Closing, and to enter into certain related transactions described herein;

   NOW, THEREFORE, in consideration of the foregoing premises and the mutual acts and promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                   ARTICLE I
                           THE COMPANY; THE OFFERING

   Section 1.1. The Company's Organizational Documents existing as of the date of this Agreement have been delivered to all of the Contributors. The parties hereto agree that the Company, acting through its Board of Directors (the "Board"), shall have the right to make such amendments to the Organizational Documents as may be necessary or desirable in the judgment of the Board to effectuate the purposes of this Agreement and to effectuate the Public Offering on terms and conditions acceptable to the Board, provided, however, that the Exchange Stock shall be of the same class of stock as that to be issued in the Public Offering.

   Section 1.2. It is contemplated that in the Public Offering, the Company will offer to the public for cash, through underwriters selected by the Company (the "Underwriters"), shares of Stock on terms, including the number of shares to be offered, the public offering price and any over-allotment option, as shall be determined by the Board in its sole discretion. All decisions of the Board shall be final and conclusive.


                                  ARTICLE II
     TRANSFER OF CONTRIBUTED PROPERTIES IN CONSIDERATION OF EXCHANGE STOCK

   Section 2.1. SUBSCRIPTION AND PURCHASE. Subject to the terms and conditions of this Agreement, each Contributor hereby subscribes for and agrees to purchase its "Applicable Percentage" (as defined below) of the Exchange Stock, at the time, on the terms and for the consideration set forth in Section 2.2 below. The Applicable Percentage of Exchange Stock attributable to each Contributor shall be the percentage set forth opposite such Contributor's name on EXHIBIT B attached hereto. The total number of Exchange Stock to be issued under this Agreement shall be determined by the Board in consultation with the Underwriters, prior to Closing.

   Section 2.2. TRANSFER OF CONTRIBUTED PROPERTIES FOR EXCHANGE STOCK. Subject to satisfaction of the conditions to Closing set forth herein, in consideration for the issuance by the Company of the Applicable Percentage of Exchange Stock subscribed for pursuant to Section 2.1 hereof, and effective as of 11:59 p.m., September 30, 1997 (the "Effective Time"):

   a. Each 1994 JEP Contributor hereby assigns and transfers to the Company all of his, her, or its right, title and interest in and to the 1994 JEP Interests, and agrees to execute and deliver such instruments of assignment and any other documents or instruments of transfer deemed necessary by the Company to effectuate the transfer.

   b. Each 1995 JEP Contributor hereby assigns and transfers to the Company all of his, her, or its right, title and interest in and to the 1995 JEP Interests, and agrees to execute and deliver such instruments of assignment and any other documents or instruments of transfer deemed necessary by the Company to effectuate the transfer.

   c. Victory hereby assigns and transfers to the Company all of its right, title and interest in and to the Victory Interests, and agrees to execute and deliver such instruments of assignment and any other documents or instruments of transfer deemed necessary by the Company to effectuate the transfer.

   d. Eagle hereby assigns and transfers to the Company all of its right, title and interest in and to the Eagle Interests, and agrees to execute and deliver such instruments of assignment and any other documents or instruments of transfer deemed necessary by the Company to effectuate the transfer.

   e. SASI hereby assigns and transfers to the Company all of its right, title and interest in and to the SASI Interests, and agrees to execute and deliver to the Company, in recordable form, instruments of assignment and any other documents or instruments of transfer deemed necessary by the Company to effectuate the transfer.

   f. Hughes hereby assigns and transfers to the Company all of his right, title and interest in and to the Hughes Interests, and agrees to execute and deliver to the Company, in recordable form, instruments of assignment and any other documents or instruments of transfer deemed necessary by the Company to effectuate the transfer.

   g. Miller and Miller hereby assigns and transfers to the Company all of its right, title and interest in and to the Miller and Miller Interests, and agrees to execute and deliver to the Company, in recordable form, instruments of assignment and any other documents or instruments of transfer deemed necessary by the Company to effectuate the transfer.

   h. Frontier hereby assigns and transfers to the Company all of its right, title and interest in and to the Frontier Interests, and agrees to execute and deliver to the Company, in recordable form, instruments of assignment and any other documents or instruments of transfer deemed necessary by the Company to effectuate the transfer.

   i. Oak Shores hereby assigns and transfers to the Company all of its right, title and interest in and to the Oak Shores Interests, and agrees to execute and deliver to the Company, in recordable form, instruments of assignment and any other documents or instruments of transfer deemed necessary by the Company to effectuate the transfer.

   j. Double Diamond hereby assigns and transfers to the Company all of its right, title and interest in and to the Double Diamond
       Interests, and agrees to execute and deliver to the Company, in recordable form, instruments of assignment and any other documents or instruments of transfer deemed necessary by the Company to effectuate the transfer.

   k. KEM Annuity Trust hereby assigns and transfers to the Company all of the MOC Stock issued in its name, and shall execute and deliver to the Company an Assignment Separate From Certificate in substantially the form of that attached hereto as EXHIBIT C, and shall deliver therewith the original certificates issued in its name representing the MOC Stock, and any other documents or instruments of transfer deemed necessary by the Company to effectuate the transfer.

   l. DRM Annuity Trust hereby assigns and transfers to the Company all of the MOC Stock issued in its name, and shall execute and deliver to the Company an Assignment Separate From Certificate in substantially the form of that attached hereto as EXHIBIT C, and shall deliver therewith the original certificates issued in its name representing the MOC Stock, and any other documents or instruments of transfer deemed necessary by the Company to effectuate the transfer.

   m. SEB Annuity Trust hereby assigns and transfers to the Company all of the MOC Stock issued in its name, and shall execute and deliver to the Company an Assignment Separate From Certificate in substantially the form of that attached hereto as EXHIBIT C, and shall deliver therewith the original certificates issued in its name representing the MOC Stock, and any other documents or instruments of transfer deemed necessary by the Company to effectuate the transfer.

   n. DAM Annuity Trust hereby assigns and transfers to the Company all of the MOC Stock issued in its name, and shall execute and deliver to the Company an Assignment Separate From Certificate in substantially the form of that attached hereto as EXHIBIT C, and shall deliver therewith the original certificates issued in its name representing the MOC Stock, and any other documents or instruments of transfer deemed necessary by the Company to effectuate the transfer.

   o. Kelly E. Miller Trust hereby assigns and transfers to the Company all of the MOC Stock issued in its name, and shall execute and deliver to the Company an Assignment Separate From Certificate in substantially the form of that attached hereto as EXHIBIT C, and shall deliver therewith the original certificates issued in its name representing the MOC Stock, and any other documents or instruments of transfer deemed necessary by the Company to effectuate the transfer.

   p. Sue E. Bell Trust hereby assigns and transfers to the Company all of the MOC Stock issued in its name, and shall execute and deliver to the Company an Assignment Separate From Certificate in substantially the form of that attached hereto as EXHIBIT C, and shall deliver therewith the original certificates issued in its name representing the MOC Stock, and any other documents or instruments of transfer deemed necessary by the Company to effectuate the transfer.

   q. David A. Miller Trust hereby assigns and transfers to the Company all of the MOC Stock issued in its name, and shall execute and deliver to the Company an Assignment Separate From Certificate in substantially the form of that attached hereto as EXHIBIT C, and shall deliver therewith the original certificates issued in its name representing the MOC Stock, and any other documents or instruments of transfer deemed necessary by the Company to effectuate the transfer.

   r. Daniel R. Miller Trust hereby assigns and transfers to the Company all of the MOC Stock issued in its name, and shall execute and deliver to the Company an Assignment Separate From Certificate in substantially the form of that attached hereto as EXHIBIT C, and shall deliver therewith the original certificates issued in its name representing the MOC Stock, and any other documents or instruments of transfer deemed necessary by the Company to effectuate the transfer.

   Section 2.3. ISSUANCE OF EXCHANGE STOCK FOR CONTRIBUTED PROPERTIES. Upon satisfaction of the conditions to Closing set forth herein, and in consideration for and upon completion of the transfers of the Contributed Properties in accordance with Section 2.2 above, the Company agrees to issue to each Contributor the Applicable Percentage of Exchange Stock subscribed for by such Contributor pursuant to Section 2.1 hereof.


                       ARTICLE III
              CLOSING; CONDITIONS TO CLOSING

   Section 3.1. CLOSING. The transactions contemplated hereby shall be consummated (the "Closing") immediately preceding the consummation of the purchase of Stock by the Underwriters pursuant to the Underwriting Agreement (as defined in Section 3.2 below). The Closing shall occur at the same place and on the same date as, and immediately prior to, the closing of the purchase of Stock contemplated by the Underwriting Agreement (as defined in Section 3.2 below).

   It is the intent of the parties hereto that the transfers of Contributed Properties shall qualify as transfers to a controlled corporation pursuant to Section 351 of the Code, and that immediately after the transfers and the issuance of Stock pursuant to the Public Offering the Contributors and the purchasers of such Stock, as a group, shall be in control of the Company within the meaning of Section 351 and 368 of the Code.

   Section 3.2.   CONDITIONS TO CLOSING.

   (a) The obligations of each Contributor hereunder are subject to the following conditions precedent: (i) the execution and delivery by the Company and the Underwriters of a written, binding, firm commitment underwriting agreement, that legally obligates the Underwriters to pay for Stock on terms and at a price acceptable to the Board, which agreement contains no conditions precedent to such payment except for the consummation of the transactions contemplated herein and contains no contingencies to such payment other than standard contingencies by which the Underwriters, under exceptional circumstances, may be excused from performing (the "Underwriting Agreement"); (ii) consummation of the transactions contemplated hereby with respect to all, but not less than all, of the other Contributors signatory hereto, (iii) all of the representations and warranties of the Company and MOC made herein shall be materially true and complete on the Closing Date as if made on such date; and (iv) each of the other parties hereto shall have performed and complied in all material respects with the covenants and agreements contained in this Agreement that are required to be performed and complied with by them at the time of or prior to the Closing. In addition, as a condition subsequent to the obligations of each Contributor hereunder, the closing of the purchase of Stock contemplated by the Underwriting Agreement (as defined in Section 3.2 below), must occur promptly following the Closing.

   (b) The obligations of the Company hereunder are subject to the following conditions precedent: (i) all consents and approvals by, or filings with, any governmental authority, agency or official, or any other person required in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, and which are required to be obtained prior to closing, shall have been received or made and shall be in full force and effect, (ii) the consummation of the transactions contemplated hereby with respect to all, but not less than all, of the Contributors signatory hereto, (iii) each Contributor shall have completed, executed and delivered to the Company a Purchaser Questionnaire, in the form acceptable to the Company, (iv) the Board, in its sole discretion after consultation with its advisors, shall have determined that the issuance of the Exchange Stock hereunder does not require registration under the 1933 Act or any Blue Sky Laws, or if such registration is required, that all actions necessary to register such shares shall have been taken, (v) all of the representations and warranties of the Contributors and MOC made herein shall be materially true and complete on the Closing Date as if made on such date; and (vi) each of the other parties hereto shall have performed and complied in all material respects with the covenants and agreements contained in this Agreement that are required to be performed and complied with by them at the time of or prior to the Closing.

   (c) To facilitate the Closing, prior to Closing Hughes, SASI, Miller and Miller, Frontier, Oak Shores, and Double Diamond shall each execute a recordable assignment of interests required to be delivered by it pursuant to Section 2.2, and Kelly E. Miller Trust, Sue E. Bell Trust, David A. Miller Trust, Daniel R. Miller Trust, KEM Annuity Trust, SEB Annuity Trust, DRM Annuity Trust and DAM Annuity Trust shall each execute the Assignment Separate From Certificate required to be delivered by it pursuant to
Section 2.2, and each Contributor and MOC shall execute a closing certificate required to be delivered by it pursuant to Section 5.8, and, prior to Closing, shall deposit them with Mika, Meyers, Beckett & Jones, P.L.C., to be held by that firm pending the Closing. Upon satisfaction of all of the conditions to Closing set forth herein, such firm is hereby authorized to deliver those assignments to the Company on behalf of such parties.

        3.3. TERMINATION.

   (a) This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

   (i) By mutual consent of the Company and a number of Contributors to whom, in the aggregate, are allocated in this Agreement at least 75% of the Exchange Stock issuable hereunder;

   (ii) By the Company or any of the Contributors if the Closing does not occur by February 14, 1997, unless the Closing has not occurred because of the failure of the party seeking termination to perform the agreements and covenants under this Agreement required to be performed by such party on or prior to the Closing;

  (iii) By the Company or any of the Contributors if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued an order or decree or ruling, or taken any other action, in each case permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement; or

   (iv) By the Company if the Board, in consultation with the Underwriters, determines that the Public Offering is not likely to be consummated on acceptable terms, or at an acceptable initial offering price.

   (b)  In the event of termination of this Agreement as provided in
Section 3.3(a) above, written notice of such termination shall be promptly given to the other parties and this Agreement shall terminate without further action. Following such action, this Agreement shall become immediately null and void and have no effect, and no party hereto shall have any liability to the other parties hereto by reason of any term or provision contained herein, and Mika, Meyers, Beckett & Jones shall return the assignments deposited in accordance with Section 3.2(c) to the parties that deposited such assignments.


                                  ARTICLE IV
                  REPRESENTATIONS, WARRANTIES AND AGREEMENTS

   Section 4.1. INVESTMENT AND TAX REPRESENTATIONS AND WARRANTIES OF CONTRIBUTORS. Each Contributor as to itself and not to the others, hereby represents, warrants and agrees, severally and not jointly, as follows:

        (a) The Contributor (i) is acquiring the Exchange Stock being issued to the Contributor hereunder for its own account for an indefinite period and not with a view to, or for resale in connection with, any distribution thereof, except pursuant to Article VII hereof; (ii) understands and acknowledges that such Exchange Stock have not been registered under the 1933 Act or any Blue Sky Laws by reason of certain exemptions from the registration provisions thereof which depend upon, among other things, the bona fide nature of such holder's investment intent as expressed herein; (iii) is able to bear the economic risk of investment in such Exchange Stock and is capable of evaluating the risks and merits of that investment; and (iv) understands and acknowledges that the Exchange Stock will be "restricted securities" as that term is defined in Rule 144 under the 1933 Act and that the certificate representing such Exchange Stock will bear a legend stating that transfer is prohibited unless (A) the transfer is exempt from the registration requirements under the 1933 Act and any applicable state securities law and an opinion of counsel reasonably satisfactory to the Company that such transfer is exempt therefrom is delivered to the Company or (B) the transfer is made pursuant to an effective registration statement under the 1933 Act and any applicable state securities law.

        (b) The Contributor acknowledges receipt of the Company's draft Organizational Documents and its Private Placement Memorandum of even date herewith relating to the Exchange, and has received all the information considered necessary or appropriate by the Contributor for deciding whether to acquire the Exchange Stock, including, without limitation, the appendices to the Private Placement Memorandum and the Registration Statement, the reserve report prepared by S.A. Holditch and Associates, as of September 30, 1997, and the reserve report prepared by Miller & Lents, Ltd, as of September 30, 1997. The Contributor has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Exchange Stock, the basis upon which the Applicable Percentages have been determined, and the business, properties, prospects and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to the Contributor or to which the Contributor had access.

        (c) The address set forth on the Contributor's signature page to this Agreement is the Contributor's true and correct principal place of business, and the Contributor has no present intention of becoming a resident of, or maintaining its principal place of business in, any other state or jurisdiction.

        (d) In connection with the investment in the Exchange Stock, the Contributor has had an opportunity to employ and consult with personnel who are experienced in evaluating and investing in securities of companies involved in oil and gas exploration and production activities and the Contributor acknowledges that the Contributor is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Exchange Stock.

        (e) The Contributor (i) has adequate means of providing for the current needs and possible contingencies of the Contributor, apart from any income that the Contributor might earn from an investment in the Company; and (ii) has no need for liquidity of the investment made by the Contributor in the Company.

        (f) Except with respect to the Registrable Securities of a Selling Stockholder (as defined in Section 7.1), the Contributor has no present intention to sell, exchange, gift or otherwise dispose of any of the Exchange Stock received by the Contributor pursuant to this Agreement.

        (g) The Contributor will not receive any Exchange Stock in consideration for services rendered, or to be rendered, for the benefit of the Company.

        (h) The Contributor will not receive any Exchange Stock in exchange for indebtedness of the Company or for interest on indebtedness of the Company.

   Section 4.2. OTHER REPRESENTATIONS AND WARRANTIES OF CONTRIBUTORS. Each Contributor, as to itself and not to the others, hereby represents, warrants and agrees, severally and not jointly, as follows:

        (a) The Contributor has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All proceedings and approvals necessary to authorize the execution and delivery of this Agreement and consummation of the transactions contemplated hereby have been completed or received. This Agreement has been duly executed and delivered by the Contributor and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Contributor enforceable against the Contributor in accordance with its terms, except as the enforceability hereof may be limited by (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or other laws relating to or affecting the enforcement of creditors' rights or the collection of debtors' obligations in general or by general equitable principles, (B) laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (C) to the extent the indemnification provisions of this Agreement may be limited by applicable federal or state law.

        (b) To the knowledge of the Contributor, there is no action, claim, or proceeding pending or threatened to which the Contributor is or would be a party before any court or governmental authority acting in an adjudicative capacity or any arbitrator or arbitration tribunal with respect to which there is a reasonable likelihood of a determination having, or which, insofar as reasonably can be foreseen, in the future would have a material adverse effect on the interests being transferred to the Company hereby by the Contributor.

        (c) The Contributor is not subject to any outstanding order, writ, injunction or decree having, or which, insofar as reasonably can be foreseen, in the future would have a material adverse effect on the interests being transferred to the Company hereby by the Contributor.

        (d) As to Interest Contributors only, to the knowledge of the Contributor, the Contributor owns all of the right, title and interest in and to the working and net revenue interests described as owned by the Contributor in the Recitals hereto. The Contributor has not sold, assigned, pledged, encumbered, or otherwise transferred such interests, and such interests are free and clear of all liens, encumbrances and defects (collectively, "Liens"), except for the following ("Permitted Encumbrances"):

   (i) burdens, encumbrances and obligations taken into account in computing the working interest and net revenue interest of the Contributor in Exhibits A-1 and A-2;

   (ii) all rights to consent by, required notices to, filings with, or other actions by governmental entities in connection with the sale or conveyance by such Contributor of the Contributed Properties if the same are customarily obtained subsequent to such sale or conveyance;

  (iii) rights of reassignment upon surrender of the Contributed
        Properties held by such Contributor's predecessors in interest;

   (iv) rights and regulatory powers reserved to or vested in any municipality or governmental, statutory or public authority;

   (v) liens for taxes, fees, claims, charges, assessments, government charges or levies not yet due, or which are being contested in good faith and by appropriate proceedings; and

   (vi) mechanics', materialmen's, operators' or other like liens arising in the ordinary course of business which are not yet due, or which are being contested in good faith and by appropriate proceedings and for which there is no material risk of forfeiture or loss of any of the Contributed Properties.

        (e) As to the MOC Contributors only, such Contributor owns all of the right, title and interest in and to the capital stock described as owned by the Contributor in the Recitals hereto, free and clear of all Liens, except Liens that will be released and discharged prior to Closing.

        (f) To the knowledge of the Contributor, the condition and operation of the interests described as owned by the Contributor in the Recitals hereto, do not violate any federal, state, local or other laws or regulations or any order or requirement of any court or governmental agency or authority in any material respect, including without limitation, those laws, regulations, orders or requirements relating to environment or health. To the knowledge of the Contributor, such operations are not subject to any existing, pending or, threatened action, suit, investigation, inquiry or proceeding by or before any court or governmental agency or authority under any federal, state or local environmental law, rule or regulation, except in each case for any matter that would not have a material adverse effect on the interests being transferred to the Company hereby by the Contributor.

        (g) The execution, delivery and performance of this Agreement by the Contributor and the consummation of the transactions contemplated hereby by the Contributor will not conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under the terms of any agreement, instrument, franchise, license or permit to which the Contributor is a party or, to the Contributor's knowledge, by which the Contributor may be bound, except for
(A) consents that may be required from third parties to the assignment of the interests being transferred by such Contributor hereby, (B) approvals that may be required to be obtained from governmental entities who are lessors under leases forming a part of the Contributed Properties (or who administer such leases on behalf of such lessors) and which are customarily obtained subsequent to sale or conveyance (the "Post-Closing Governmental Consents"), and (C) waivers of requirements under applicable operating or other agreements relating to maintaining uniform interests.

        (h) The execution, delivery and performance of this Agreement by the Contributor and the consummation of the transactions contemplated hereby by the Contributor will not violate or conflict with any provision of the charter or organizing documents of the Contributor, if any, or, to the Contributor's knowledge, any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Contributor. To the Contributor's knowledge, no consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulator agency or body having jurisdiction over the Contributor is required for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, except such as have been obtained or will be obtained by the Contributor prior to Closing, and except for Post-Closing Governmental Consents, if any. Contributor has no reason to believe that such Post-Closing Governmental Consents will not be delivered in a timely manner following the Closing.

        (i) As to Interest Contributors only, to the knowledge of the Contributor, there are no gas imbalances existing with respect to the interests described as owned by the Contributor in the Recitals hereto.

   Section 4.3. REPRESENTATIONS AND WARRANTIES OF MOC. MOC hereby represents, warrants and agrees as follows:

        (a) It has all requisite power and authority to execute and deliver this Agreement. All proceedings and approvals necessary to authorize the execution and delivery of this Agreement by it have been completed or received. This Agreement has been duly executed and delivered by it and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of it enforceable against it in accordance with its terms, except as the enforceability hereof may be limited by (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or other laws relating to or affecting the enforcement of creditors' rights or the collection of debtors' obligations in general or by general equitable principles, (B) laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (C) to the extent the indemnification provisions of this Agreement may be limited by applicable federal or state law.

        (b) To the extent that any statements or omissions made in the Registration Statement or the Private Placement Memorandum are made in reliance on and in conformity with information furnished to the Company by MOC, such Registration Statement and Private Placement Memorandum, each on its effective date, shall conform in all material respects with the requirements of the 1933 Act and the rules and regulations of the SEC thereunder, and, to such extent, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

        (c) There is no action, claim, or proceeding pending or, to the knowledge of MOC, threatened, to which MOC is or would be a party before any court or governmental authority acting in an adjudicative capacity or any arbitrator or arbitration tribunal with respect to which there is a reasonable likelihood of a determination having, or which, insofar as reasonably can be foreseen, in the future would have a material adverse effect on MOC or on its assets or business prospects.

        (d) MOC is not subject to any outstanding order, writ, injunction or decree having, or which, insofar as reasonably can be foreseen, in the future would have a material adverse effect on it or on its assets or business prospects.

        (e) There have been no claims made or actions or proceedings brought against any officer or director of MOC arising out of or pertaining to any action or omission within the scope of his or her employment or position with MOC, which claim, action or proceeding is material to MOC.

        (f) MOC owns all of the right, title and interest in and to the MOC Interests, free and clear of all liens, encumbrances and defects (collectively, "Liens"), except for Permitted Encumbrances, for those Liens disclosed in the Registration Statement, and for those Liens that are not materially affect the value of the MOC Interests.

        (g)  The operations of MOC and the operation of the MOC
Interests, do not violate any federal, state, local or other laws or regulations or any order or requirement of any court or governmental agency or authority in any material respect, including without limitation, those laws, regulations, orders or requirements relating to environment or health. Such operations are not subject to any existing, pending or, to the knowledge of MOC, threatened action, suit, investigation, inquiry or proceeding by or before any court or governmental agency or authority under any federal, state or local environmental law, rule or regulation, except in each case for any matter that would not have a material adverse effect on MOC or on its assets or business prospects.

        (h) The execution, delivery and performance of this Agreement by MOC and the consummation of the transactions contemplated hereby by MOC will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under the terms of any agreement, instrument, franchise, license or permit to which MOC is a party or by which MOC may be bound or (B) violate or conflict with any provision of the charter or organizing documents of MOC, or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over MOC. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over MOC is required for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, except such as have been obtained or will be obtained by MOC prior to Closing.

       (i)  There are no gas imbalances existing with respect to the MOC
Interests.

       (j) The financial information attributable to MOC and included in the combined financial statements included in the Registration Statement (including the related notes and schedules) fairly presents, in all material respects, the financial position of MOC as of its date, and the financial information attributable to MOC and included in the combined statements of income and changes in financial position included in the Registration Statement (including any related notes and schedules) fairly presents the results of operations, stockholders' equity, retained earnings and changes in financial position, as the case may be, of MOC for the periods set forth therein (subject, in the case of unaudited financial statements, to normal year-end audit adjustments not material in amount or effect), in each case in accordance with methods of accounting used by MOC for federal income tax purposes during the periods involved, except as may be noted therein. Since the date of the above-referenced financial information, there has been no material adverse change in the financial condition, assets or operation of the business of MOC from that set forth in the Private Placement Memorandum and in the Registration Statement.

   Section 4.4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents, warrants and agrees as follows:

       (a) The Company has all requisite power and authority to execute and deliver this Agreement. All proceedings and approvals necessary to authorize the execution and delivery of this Agreement by the Company have been completed or received. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of it enforceable against it in accordance with its terms, except as the enforceability hereof may be limited by (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or other laws relating to or affecting the enforcement of creditors' rights or the collection of debtors' obligations in general or by general equitable principles, (B) laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (C) to the extent the indemnification provisions of this Agreement may be limited by applicable federal or state law.

       (b) There is no action, claim, or proceeding pending or, to the knowledge of the Company, threatened, to which the Company is or would be a party before any court or governmental authority acting in an adjudicative capacity or any arbitrator or arbitration tribunal with respect to which there is a reasonable likelihood of a determination having, or which, insofar as reasonably can be foreseen, in the future would have a material adverse effect on the Company or on the Company's assets or business prospects.

       (d) The Company is not subject to any outstanding order, writ, injunction or decree having, or which, insofar as reasonably can be foreseen, in the future would have a material adverse effect on the Company or on the Company's assets or business prospects.

       (e) There have been no claims made or actions or proceedings brought against any officer or director of the Company arising out of or pertaining to any action or omission within the scope of his or her employment or position with the Company, which claim, action or proceeding is material to the Company.

       (f) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby by the Company will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under the terms of any agreement, instrument, franchise, license or permit to which the Company is a party or by which the Company may be bound or (B) violate or conflict with any provision of the charter or organizing documents of the Company, or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulator agency or body having jurisdiction over the Company is required for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, except such as have been obtained or will be obtained by the Company prior to Closing.

       (g) After the Public Offering, the outstanding capital stock of the Company will consist solely of: (i) the shares of Exchange Stock issued to the Contributors under this Agreement; (ii) the shares of Common Stock issued in the Public Offering; and (iii) stock issued or issuable pursuant to the "Incentive Awards" described in the Registration Statement. Except as set forth in this Agreement and as disclosed in the Registration Statement , there are no outstanding subscriptions, options, warrants, rights or convertible or exchangeable securities issued by the Company. Except for this Agreement and the agreements and commitments necessary to consummate the Public Offering, there are no other agreements or commitments to which the Company is a party relating to the issued or unused capital stock or other securities of the Company, including without limitation, any agreement or commitment to issue, deliver, or sell, or cause to be issued, delivered or sold, shares of capital stock or other securities of the Company, or granting or obligating the Company to grant, extend or enter into any subscription, option, warrant, right or convertible or exchangeable security or other similar agreement or commitment with respect to the capital stock of the Company. All of the shares of Exchange Stock that will be issued pursuant to Section 2.3 hereof will be validly issued, fully paid and nonassessable and will not be subject to any preemptive rights.

       (h) The information provided to Contributors in the Private Placement Memorandum, in the Registration Statement and in the other written documents and materials delivered to them by the Company in connection herewith does not contain any untrue statement of a material fact, nor does it omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

       (i) None of the Exchange Stock are being issued for indebtedness of the Company or for interest on such indebtedness, and there is no indebtedness existing between the Company and any Contributor nor will there be created any indebtedness in favor of any Contributor as a result of the transactions contemplated by this Agreement.


                                   ARTICLE V
                           COVENANTS AND AGREEMENTS

   Section 5.1.   RESTRICTION ON TRANSFERS AND DISTRIBUTIONS.

   (a) Each Contributor agrees not to sell, transfer, convey, encumber, lease or otherwise dispose of, or elect not to participate in an operation with respect to, such Contributor's Contributed Properties from the date hereof until the Closing.

   (b) MOC agrees not to sell, transfer, convey, encumber, lease or otherwise dispose of, or elect not to participate in an operation with respect to, the MOC Interests.

   (c) After the Effective Time, MOC shall not make, and the MOC Contributors shall not receive, any dividends or other distributions or payments with respect to MOC Stock (whether in cash or property), except for an amount equal to the tax burden from any taxable income attributable to MOC after the Effective Time. In determining the tax burden, it shall be assumed that all such taxable income is taxable at the highest nominal statutory income tax rates applicable to the MOC Contributors (regardless of whether the effective marginal rates are different, for example, as a result of phase outs, limitations or other provisions). Until the Closing,

MOC shall not (a) issue any capital stock or debt securities, or any rights, options, or securities convertible or exchangeable therefor, or (b) amend or modify its certificates or articles of incorporation, by-laws or other governing documents or instruments. Nothing in this Section 5.1 shall prohibit the Company from paying interest that accrues on the Notes (as defined in Section 5.5) before or after the Effective Time, nor does anything herein prohibit the Noteholders (as defined in Section 5.5) from receiving such interest.

   (d) The Interest Contributors shall not have any right to receive or retain any cash, revenues or other property related to his, her, or its respective interests in the production attributable to the Contributed Properties for the periods or portions thereof beginning on or after the Closing.

   Section 5.2.   ALLOCATION OF REVENUES AND EXPENSES.

   (a) Each Interest Contributor hereby agrees that all revenues from the sale of oil and gas produced prior to the Effective Time with respect to such Interest Contributor's Contributed Properties, and all costs and expenses attributable thereto which are properly accrued for any period or portion thereof ending at or prior to the Effective Time in accordance with the method of accounting used in connection with the operating agreements applicable to such properties, shall be for such Interest Contributor's account, and all revenues from the sale of oil and gas produced after the Effective Time with respect to such Interest Contributor's Contributed Properties, and all costs and expenses attributable thereto which are properly accrued for any period or portion thereof beginning after the Effective Time, shall be for the account of the Company.

   (b) Within 120 days after the Closing, the Company shall apply the foregoing subsection (a) and shall determine with respect to each Interest Contributor and the Contributed Properties transferred by such Contributor under this Agreement: (1) the net profit or net loss, as the case may be, for periods ending at or prior to the Effective Time, but not received or paid on or prior to Closing (the "Contributor Net Profit" or "Contributor Net Loss", as the case may be), and (2) the net profit or net loss, as the case may be, for periods beginning after the Effective Time, and received or paid on or prior to Closing (the "Company Net Profit" or "Company Net Loss", as the case may be). The Company shall provide a written report of the same to each Contributor within such 120 day period. Within ten days following the date of the written report, the Company shall pay each such Contributor the Contributor Net Profit and Company Net Loss attributable to such Contributor's Contributed Properties, and such Contributor shall pay the Company the Company Net Profit and the Contributor Net Loss attributable to such Contributed Properties, and each such Contributor hereby agrees to indemnify the Company against such costs and expenses. In any case, the amount of the payment shall be reduced by the income tax burden of the Net Profit on the payor, and the income tax benefit of the

Net Loss to the payee. In determining the tax burden or tax benefit, it shall be assumed that the Net Profit is taxable as income, and the Net Loss is allowable as a deduction, at the highest nominal statutory income tax rates applicable to the person (regardless of whether the effective marginal rates are different, for example, as a result of phase outs, limitations or other provisions).

   Section 5.3. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Exchange Stock to the public without registration, the Company agrees to use its best efforts to:

       (a) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the 1933 Act, at all times from and after ninety (90) days following the effective date of the Registration Statement;

       (b) File with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), at any time after it has become subject to such reporting requirements;

       (c) So long as a Contributor owns any Exchange Stock that constitutes "restricted securities" as defined in Rule 144, furnish to such Contributor forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the Registration Statement), and of the 1933 Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such a Contributor may reasonably request in availing itself of any rule or regulation of the SEC allowing a Contributor to sell any such securities without registration.

   Section 5.4. CONDUCT OF BUSINESS. Each of the Company, the Contributors (solely with respect to their respective Contributed Properties), and MOC hereby agrees that prior to the Closing, and except as otherwise contemplated herein or consented to in writing by the other parties hereto, it shall conduct its business in the ordinary course and shall use reasonable efforts to preserve intact its present business and relationships.

   Section 5.5. CONTRIBUTION OF NOTES. MOC is currently indebted to Kelly E. Miller, Sue E. Bell, David A. Miller, and Daniel R. Miller (for purposes of this Section 5.5, the "Noteholders") under those four promissory notes, each in the original principal amount of $1,910,500, which are described in the Registration Statement (collectively, the
"Notes").   Prior to the Closing, the Noteholders shall each contribute to the capital of MOC the Notes and the indebtedness represented thereby.

   Section 5.6. "MARKET STAND-OFF" AGREEMENT. Each Contributor agrees that, if requested by the Underwriters or the Company, it will not offer, sell, grant any option for the sale of, or otherwise transfer or dispose of, directly or indirectly, or agree to do any of the foregoing with respect to, any securities of the Company held by such Contributor (other than those included in the Registration Statement pursuant to Article VII hereof) during the one hundred eighty (180) day period following the effective date of the Registration Statement, without the consent of the representative of the Underwriters. Each Contributor agrees to enter into a written agreement with the Underwriters substantially to that effect, if so requested by the Underwriters or the Company.

   Section 5.7. CONSENTS. Each Contributor covenants and agrees to obtain prior to Closing all consents, waivers and approvals required in connection with the execution and delivery of, and performance of its obligations under, this Agreement, except for the "Post-Closing Governmental Consents", if any, for which Contributor covenants and agrees to obtain within 120 days following the Closing.

   Section 5.8. COMPANY COVENANT. The Company covenants and agrees to take all actions necessary such that the Exchange Stock (excluding the Registrable Shares actually included in the Public Offering) will comprise at least 80% of the shares of Stock outstanding immediately preceding the consummation of the Public Offering, assuming the exercise at Closing of any Company Stock rights, options, warrants, or subscriptions that are vested at Closing and are exercisable at a price less than the initial offering price of the Stock in the Public Offering, and after accounting for any Stock issued at Closing for services rendered or to be rendered, and excluding all of the shares of Stock issued by the Company for its own account pursuant to the Registration Statement.

   Section 5.9. CLOSING CERTIFICATE. Each Contributor and MOC shall execute and deliver at Closing a certificate stating and affirming that (i) all of the representations and warranties of such Contributor or MOC, as the case may be, are true and complete on the Closing Date as if made on such date; and (ii) such Contributor or MOC, as the case may be, has performed and complied in all material respects with the covenants and agreements contained herein that are required to be performed or complied with by it at the time of or prior to the Closing.


                                  ARTICLE VI
                                INDEMNIFICATION

   Section 6.1.  INDEMNIFICATION.

   (a) On the terms and subject to the conditions of this Section 6.1, each Contributor hereby agrees to indemnify, defend and hold harmless the Company from and against any and all actions, suits, proceedings, claims, demands, assessments, judgments, liabilities, losses, damages, costs and expenses, including without limitation, any interest, fines, court costs and attorneys' fees, to the extent arising out of or based upon any breach by such Contributor of any representation, warranty or covenant made or given by such Contributor herein.

   (b) On the terms and subject to the conditions of this Article VI, each Stock Contributor hereby agrees to indemnify, defend and hold harmless the Company from and against any and all actions, suits, proceedings, claims, demands, assessments, judgments, liabilities, losses, damages, costs and expenses, including without limitation, any interest, fines, court costs and attorneys' fees, to the extent arising out of or based upon any breach by MOC of any representation, warranty or covenant made or given by MOC herein.

   (c) On the terms and subject to the conditions of this Section 6.1, the Company hereby agrees to indemnify, defend and hold harmless the Contributors from and against any and all actions, suits, proceedings, claims, demands, assessments, judgments, liabilities, losses, damages, costs and expenses, including without limitation, any interest, fines, court costs and attorneys' fees, arising out of or based upon:

   (i) any breach by the Company of any representation, warranty or covenant made or given by the Company herein; or

   (ii) the ownership or operation of the Contributed Properties from and after the Closing, including, without limitation:

        (A) the presence, release, or disposal of any material subject to environmental, health and safety laws on or from any of the Contributed Properties or the MOC Interests;

        (B) the disposal, arrangement for disposal, transportation, release or placement by the Company of any such material on, from or to any such properties; and

        (C) any noncompliance by the Company with environmental, health and safety laws after the Closing.

In connection with, but without limiting, the foregoing, it is specifically understood and agreed that such obligations and liabilities relating to the ownership and/or operation of the Contributed Properties after the Closing shall be deemed to include all matters arising out of the condition of the Properties on the date of Closing (including, without limitation, all obligations to properly plug and abandon, or replug and re-abandon, wells located on the Contributed Properties, to restore the surface of the Contributed Properties and to comply with, or to bring the Properties into compliance with, applicable environmental laws, rules, regulations, and orders, including conducting any remediation activities which may be required on or otherwise in connection with activities on the Contributed Properties), regardless of whether such condition or the events giving rise to such condition arose or occurred before or after the Closing, and the assumptions and indemnifications by the Company herein shall expressly cover and include such matters.

   (d) The indemnification obligations set forth in this Section 6.1 with respect to a breach of a representation or warranty shall be subject to the limitations set forth in Section 9.5.

   Section 6.2.   INDEMNITY PROCEDURE; THIRD-PARTY CLAIMS.

   (a) If a Contributor or the Company (each, an "Indemnified Party") makes a claim for indemnification hereunder based upon a third party claim, the Indemnified Party will give the party against which the claim is made (the "Indemnifying Party") prompt notice of such third party claim and of its demand for indemnification hereunder, and the Indemnifying Party will assume the defense thereof by representatives chosen by it; PROVIDED, HOWEVER, that the Indemnified Party shall be entitled to participate in the defense thereof and to employ counsel at its own expense to assist in the handling of such Indemnity Claim.

   (b) If the Indemnifying Party, within twenty (20) days after notice of any such third party Indemnity Claim fails to assume the defense thereof, the Indemnified Party shall (upon further notice to the Indemnifying Party) have the right to undertake the defense, compromise or settlement of such third party claim, subject to the right of the Indemnifying Party to assume the defense of such third party claim at any time prior to the settlement, compromise or final determination thereof (including reimbursement to the Indemnified Party of all expenses incurred by it in defending against any such third party Indemnity Claim but only if and to the extent that the Indemnified Party is entitled to indemnification on the Indemnity Claim itself).

   (c) Anything in this Section 6.2 to the contrary notwithstanding, (i) the Indemnifying Party shall not, without the written consent of the Indemnified Party (which consent shall not be unreasonably withheld), settle or compromise any third party Indemnity Claim or consent to the entry of any judgment which imposes any future obligation on the Indemnified Party or which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnified Party a release from all liability in respect to such Indemnity Claim.

   (d) The Indemnified Party shall provide the Indemnifying Party with such assistance (without charge) as may reasonably be requested by the Indemnifying Party in connection with any indemnification or defense provided for herein.

   Section 6.3.   INDEMNITY PROCEDURE; OTHER THAN THIRD-PARTY CLAIMS.

   (a) If an Indemnified Party makes a claim for indemnification hereunder which does not involve a third party claim, the Indemnified Party shall transmit to the Indemnifying Party a written notice of such claim and of its demand for indemnification hereunder, describing in reasonable detail the nature of the claim, an estimate of the amount of the damages attributable to such claim and the basis for the Indemnifying Party's liability for such claim. If the Indemnifying Party does not dispute such claim in writing within 60 days after it receives the aforedescribed notice, the claim shall become a liability of the Indemnifying Party, payable within 30 days of the expiration of such 60 day period. If the Indemnifying Party does dispute the claim within such period of time, such dispute shall be resolved by litigation in an appropriate court of competent jurisdiction. Any amount owed by a Contributor to the Company under this Section 6.3 may be paid, in whole or in part, by transferring to the Company a number of Exchange Stock having a market value on the date prior to such transfer at least equal to the amount owed hereunder, provided, however, to the extent such market value of the transferred Exchange Stock is less than the amount owed, the Contributor shall pay the balance in immediately available funds.

   Section 6.4. NOTICES. The failure to provide notice as described in this Article VI shall not excuse any party from its continuing obligations hereunder; however, any claim shall be reduced by the damages resulting form such party's delay or failure to provide notice as provided herein.


                                  ARTICLE VII
                              REGISTRATION RIGHTS

   Section 7.1. CERTAIN DEFINITIONS. In addition to the other terms defined in this Agreement, the following terms used in this Article VII shall have the meanings set forth below:

       (a) "Selling Stockholder" shall mean the Contributors identified on EXHIBIT D.

       (b) "Other Stockholders" shall mean persons other than Selling Stockholders who, by virtue of agreements with the Company, are entitled to include their securities in the registration pursuant to the Registration Statement.

       (c) "Registrable Securities" shall mean (i) the number of shares of Exchange Stock held by a Selling Stockholder which shall be equal to the number of shares identified on EXHIBIT D, expressed as a percentage of the total Exchange Stock, and which in the aggregate is less than 20% of all of the Exchange Stock to be issued hereunder.

       (d) The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing the Registration Statement in compliance with the 1933 Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of the Registration Statement.

       (e) "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Article VII, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses and fees and disbursements of counsel for the Selling Stockholders (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

       (f) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Selling Stockholder (other than the fees and disbursements of counsel included in Registration Expenses).

   Section 7.2.   COMPANY REGISTRATION.

       (a) Except as set forth below in this Section 7.2, the Company will use its best efforts to include all the Registrable Securities in the Registration Statement (and any related qualification under Blue Sky Laws or other compliance), and in any underwriting involved therein.

       (b) The right of any Selling Stockholder to registration pursuant to this Section 7.2 shall be conditioned upon such Selling Stockholder's participation in the related underwriting and the inclusion of such Selling Stockholder's Registrable Securities in the underwriting to the extent provided herein. All Selling Stockholders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the Underwriters.

       (c) If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the Underwriters. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

   Section 7.3. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 7.2 shall be borne by the Company.

   Section 7.4.   INDEMNIFICATION.

       (a) The Company will indemnify each Contributor, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Contributor within the meaning of Section 15 of the 1933 Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Article VII, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the 1933 Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Contributor, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Contributor, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which statement or omission is based upon written information furnished to the Company by such Contributor and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 7.4(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

       (b) Each Selling Stockholder will, if Registrable Securities held by him are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants, each person who controls the Company within the meaning of Section 15 of the 1933 Act, each other such Selling Stockholder and Other Stockholder, and each of their officers, directors, and partners, and each person controlling such Selling Stockholder or Other Stockholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Selling Stockholders, Other Stockholders, directors, officers, partners, legal counsel, and accountants, persons, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder and stated to be specifically for use therein, provided, however, that the obligations of such Selling Stockholder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Selling Stockholder (which consent shall not be unreasonably withheld).

       (c)  Each party entitled to indemnification under this Section
7.4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7.4, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

       (d) If the indemnification provided for in this Section 7.4 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

       (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

   Section 7.5. INFORMATION BY SELLING STOCKHOLDER. Each Selling Stockholder of Registrable Securities shall furnish to the Company such information regarding such Selling Stockholder and the distribution proposed by such Selling Stockholder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Article VII.

   Section 7.6. DELAY OF REGISTRATION. No Selling Stockholder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article VII.

   Section 7.8.   OTHER REGISTRATION RIGHTS.    At the Closing, the
Company and the Contributors, including the Selling Stockholders, shall execute and deliver a Registration Rights Agreement in the form of that attached hereto as EXHIBIT E, which, subject to the limitations set forth therein, provides the Contributors with certain rights to have the Exchange Stock registered under the circumstances described therein.


                                 ARTICLE VIII
                      TERMINATION OF CERTAIN ARRANGEMENTS

   Section 8.1. TERMINATION OF 1994 JEP. The 1994 JEP Contributors and MOC hereby agree that, effective immediately upon the Closing, the 1994 JEP shall become immediately null and void and have no effect, and no party thereto shall have any liability to the other parties thereto by reason of any term or provision contained therein, except as provided below in this
Section 8.1. Each 1994 JEP Contributor hereby represents and warrants to the Company, to each other and to MOC that the Contributed Properties attributable to him, her or it as listed on EXHIBIT A-1 and EXHIBIT A-2 constitute all of the rights and interest held by him, her or it under and pursuant to the 1994 JEP. Subject to and effective upon the Closing, MOC and the 1994 JEP Contributors hereby mutually release and discharge each other from any further obligations and liabilities under the 1994 JEP, except for the obligations either may have to the other under the 1994 JEP to account for revenues and expenses accrued and incurred prior to Closing.

   Section 8.2. TERMINATION OF 1995 JEP. The 1995 JEP Contributors and MOC hereby agree that, effective immediately upon the Closing, the 1995 JEP shall become immediately null and void and have no effect, and no party thereto shall have any liability to the other parties thereto by reason of any term or provision contained therein, except as provided below in this
Section 8.2. Each 1995 JEP Contributor hereby represents and warrants to the Company, to each other and to MOC that the Contributed Properties attributable to him, her or it as listed on EXHIBIT A-1 and EXHIBIT A-2 constitute all of the rights and interest held by him, her or it under and pursuant to the 1995 JEP. Subject to and effective upon the Closing, MOC and the 1995 JEP Contributors hereby mutually release and discharge each other from any further obligations and liabilities under the 1995 JEP, except for the obligations either may have to the other under the 1995 JEP to account for revenues and expenses accrued and incurred prior to Closing.

   Section 8.3.   TERMINATION OF 1997 DRILLING PROGRAM.   Victory and MOC
hereby agree that, effective immediately upon the Closing, that certain agreement titled "Eagle Investments, Inc./MOC 1997 Drilling Program, Exploration and Participation Agreement," dated as of August 15, 1997, shall become immediately null and void and have no effect, and no party thereto shall have any liability to the other parties thereto by reason of any term or provision contained therein, except as provided below in this
Section 8.3. Victory hereby represents and warrants to the Company and to MOC that the Contributed Properties attributable to it as listed on EXHIBIT A-1 and EXHIBIT A-2 constitute all of the rights and interest held by it under and pursuant to the above-referenced agreement. Subject to and effective upon the Closing, MOC and Victory hereby mutually release and discharge each other from any further obligations and liabilities under the above-referenced agreement, except for the obligations either may have to the other under the above-referenced agreement to account for revenues and expenses accrued and incurred prior to Closing.


                                  ARTICLE IX
                                 MISCELLANEOUS

   Section 9.1. ENTIRE AGREEMENT. This Agreement (together with any exhibits and documents delivered pursuant hereto), and the various agreements and instruments contemplated hereby constitute the entire agreement between the parties hereto with respect to the subject matter hereof, and supersede all prior agreements and understandings relating to the subject matter of this Agreement. There are no representations, warranties, covenants, promises or agreements on the part of any party hereto to or with any other party hereto with respect to the matters set forth herein which are not explicitly set forth herein, in the agreements and instruments contemplated hereby, or in the Private Placement Memorandum.

   Section 9.2. GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the state of Michigan. Any action, suit or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought against any of the parties in the federal or state courts situated in the state of Michigan, and each of the parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts) in any such suit, action or proceeding and waives any objection to venue laid therein. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the state of Michigan.

   Section 9.3. COUNTERPARTS. This Agreement may be executed by facsimile and/or in counterparts, and when so executed, each counterpart shall be deemed to be an original and said counterparts together shall constitute one and the same instrument. This Agreement shall be binding upon each party that executes a counterpart of this Agreement, notwithstanding the fact that certain of the persons or entities identified as Contributors herein elect not to execute this Agreement.

   Section 9.4. SUCCESSORS. The representations, warranties and agreements contained in this Agreement shall be binding on each party hereto and the successors, assigns, and legal representatives of each such party and shall inure to the benefit of the other parties and their respective successors and permitted assigns.

   Section 9.5. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein or made pursuant hereto, and any indemnity obligations related to any breaches thereof, whether express or implied, shall survive the Closing Date and shall continue in full force and effect for a period lasting until the second anniversary of this Agreement, and thereafter shall be of no force or effect unless a representation or a warranty shall have been breached and the party that made the representation or warranty shall have been given notice of such breach within such period, in which event the survival period for such representation or warranty and the related indemnity obligations shall be tolled. All covenants and agreements contained in this Agreement shall survive the Closing Date for so long as such covenants and agreements shall have applicability.

   Section 9.6.   MODIFICATION AND AMENDMENT.   This Agreement may be
modified and amended only by the written consent of all of the parties hereto.

   Section 9.7.   ASSIGNMENT.    This Agreement shall not be assignable
by operation of law or otherwise except with the prior written consent of all of the parties hereto.

   Section 9.8. NOTICES. Any notice or other communication required or permitted under this Agreement shall be by facsimile actually received or in writing and mailed by certified or registered mail, return receipt requested, postage prepaid. Any such notice shall be deemed given upon its receipt at the following address:

       (a)  If to the Company and/or MOC:

              c/o Miller Exploration Company
              3104 Logan Valley Road
              Traverse City, Michigan 49685-0348
              Attention:  President

       with a copy to:

              Mika, Meyers, Beckett & Jones, P.L.C.
              200 Ottawa Avenue, Suite 700
              Grand Rapids, Michigan 49503
              Attention:  John M. DeVries, Esq.

       (b) If to a Contributors, at the address set forth beneath such Contributor's name on the signature pages hereto.

   IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                     MILLER EXPLORATION COMPANY, a Delaware
                     corporation


                     By:       /s/ Kelly E. Miller
                        -------------------------------------------------
                         Its:  President and Chief Executive Officer
                             --------------------------------------------

                     MILLER OIL CORPORATION, a Michigan
                     corporation


                     By:       /s/ Kelly E. Miller
                        -------------------------------------------------
                         Its:  President
                             --------------------------------------------


                     CONTRIBUTORS:  See attached counterpart
                     signature pages

                         COUNTERPART SIGNATURE PAGE TO
                         -----------------------------
                      EXCHANGE AND CONTRIBUTION AGREEMENT
                      -----------------------------------

INDIVIDUAL:
----------


Date: November 12, 1997


                                        /s/ Dan A. Hughes, Jr.
                                        ---------------------------------------
                                        DAN A. HUGHES, JR.



                                        Principal Place of Business Address:

                                        208 E. Houston St.
                                        ---------------------------------------
                                        Beeville, TX 78104
                                        ---------------------------------------

                                        ---------------------------------------



                                        Social Security Number:
                                                               ----------------

                         COUNTERPART SIGNATURE PAGE TO
                         -----------------------------
                      EXCHANGE AND CONTRIBUTION AGREEMENT
                      -----------------------------------



INDIVIDUAL:
----------



Date: November __, 1997


                                        /s/ Giorgio Vozza
                                        ----------------------------------------
                                        GIORGIO VOZZA



                                        Principal Place of Business Address:

                                        3180 Racquet Club Drive, Suite G
                                        ----------------------------------------
                                        Traverse City, MI  49684
                                        ----------------------------------------

                                        ----------------------------------------



                                        Social Security Number:
                                                               -----------------

                         COUNTERPART SIGNATURE PAGE TO
                         -----------------------------
                     EXCHANGE AND CONTRIBUTION AGREEMENT
                     -----------------------------------



INDIVIDUAL:
----------



Date: November 12, 1997


                                   /s/ Albert F. Stevens / /s/ Joanna R. Stevens
                                   ---------------------------------------------
                                   ALBERT STEVENS



                                   Principal Place of Business Address:

                                   305 Commerce Drive
                                   ---------------------------------------------
                                   Moorestown NJ  08057
                                   ---------------------------------------------

                                   ---------------------------------------------



                                   Social Security Number:
                                                           ---------------------

                                                           ---------------------

                         COUNTERPART SIGNATURE PAGE TO
                         -----------------------------

                      EXCHANGE AND CONTRIBUTION AGREEMENT
                      -----------------------------------



INDIVIDUAL:
----------


Date: November 10, 1997


                                 /s/ Ken Foote
                                 ----------------------------------------------
                                 KEN FOOTE


                                 Mail: P.O. Box 4010, East Lansing, MI 48826
                                 -----------------------------------------------
                                 Delivery: 241 E. Saginaw Suite 500
                                 -----------------------------------------------
                                 East Lansing, MI 48823
                                 -----------------------------------------------



                                 Social Security Number:
                                                         -----------

                         COUNTERPART SIGNATURE PAGE TO
                         -----------------------------

                      EXCHANGE AND CONTRIBUTION AGREEMENT
                      -----------------------------------


INDIVIDUAL:
----------


Date: November 10, 1997


                                          /s/ Gilbert Brueckner
                                          --------------------------------
                                          GILBERT BRUECKNER



                                          Principal Place of Business Address:

                                          Milw. Marble & Granite Co.
                                          ------------------------------------
                                          4535 W. Mitchell St.
                                          ------------------------------------
                                          Milw., WI 53214


                                          Social Security Number:
                                                                 ------------

                         COUNTERPART SIGNATURE PAGE TO
                         -----------------------------

                      EXCHANGE AND CONTRIBUTION AGREEMENT
                      -----------------------------------


INDIVIDUAL:
----------


Date: November 10, 1997


                                          /s/ L.H. Hardy, Jr
                                          --------------------------------
                                          L.H. HARDY, JR



                                          Principal Place of Business Address:

                                          325 Commons Ford
                                          ------------------------------------
                                          Austin, TX  78733
                                          ------------------------------------

                                          ------------------------------------


                                          Social Security Number:
                                                                 ------------

                        COUNTERPART SIGNATURE PAGE TO
                        -----------------------------
                      EXCHANGE AND CONTRIBUTION AGREEMENT
                      -----------------------------------

INDIVIDUAL:
----------


Date: November 10, 1997


                                 /s/ Dennis LeJeune
                                 ---------------------------------------
                                 DENNIS LEJEUNE


                                 Principal Place of Business Address:

                                        12935 W. Bay Shore
                                 ---------------------------------------
                                        Traverse City, MI
                                 ---------------------------------------
                                                    49684
                                 ---------------------------------------



                                 Social Security Number:
                                                         ---------------

                         COUNTERPART SIGNATURE PAGE TO
                         -----------------------------
                      EXCHANGE AND CONTRIBUTION AGREEMENT
                      -----------------------------------


TRUST:
-----


Date: November 13, 1997

                                            DAVID A. MILLER TRUST
                                            u/a/d July 14, 1989


                                            By: /s/ David A. Miller
                                               ------------------------------
                                               David A. Miller, Trustee

                                            Principal Place of Business Address:

                                            P.O. Box 348
                                            ---------------------------------

                                            Traverse City, MI 49685
                                            ---------------------------------

                                            ---------------------------------

                                            State of Settlement: Michigan

                                            Tax Identification Number:

                         COUNTERPART SIGNATURE PAGE TO
                         -----------------------------
                      EXCHANGE AND CONTRIBUTION AGREEMENT
                      -----------------------------------



TRUST:
-----



Date: November ___, 1997



                                        DAVID A. MILLER RETAINED AUTHORITY
                                        TRUST #1 u/a/d November 3, 1997



                                        By:  /s/ C.E. Miller
                                           -------------------------------------
                                             C.E. Miller, Trustee



                                        Principal Place of Business Address:

                                        ----------------------------------------
                                        3104 Logan Valley Road
                                        ----------------------------------------
                                        Traverse City, MI  49684
                                        ----------------------------------------

                                        State of Settlement: Michigan

                                        Tax Identification Number:______________

                         COUNTERPART SIGNATURE PAGE TO
                         -----------------------------
                      EXCHANGE AND CONTRIBUTION AGREEMENT
                      -----------------------------------


TRUST:
-----


Date: November __, 1997


                                        KELLY E. MILLER TRUST
                                        u/a/d April 29, 1986


                                        By: /s/ Kelly E. Miller
                                           -------------------------------
                                            Kelly E. Miller, Trustee

                                        Principal Place of Business Address:
                                        3104 Logan Valley Road
                                        ----------------------------------

                                        Traverse City, MI   49684
                                        ----------------------------------

                                        ----------------------------------

                                        State of Settlement: Michigan

                                        Tax Identification Number:
                                                                  --------

                         COUNTERPART SIGNATURE PAGE TO
                         -----------------------------
                      EXCHANGE AND CONTRIBUTION AGREEMENT
                      -----------------------------------


TRUST:
-----


Date: November __, 1997


                                          KELLY E. MILLER RETAINED ANNUITY
                                          TRUST #1 u/a/d November 3, 1997


                                          By: /s/ C. E. Miller
                                              ---------------------------------
                                              C. E. Miller, Trustee

                                          Principal Place of Business Address:
                                            3104 Logan Valley Road
                                          -------------------------------------

                                            Traverse City, MI 49684
                                          -------------------------------------

                                          -------------------------------------

                                          State of Settlement: Michigan

                                          Tax Identification Number: __________

                        COUNTERPART SIGNATURE PAGE TO
                        -----------------------------
                      EXCHANGE AND CONTRIBUTION AGREEMENT
                      -----------------------------------


TRUST:
-----


Date: November __, 1997


                                          Daniel R. MILLER RETAINED ANNUITY
                                          TRUST #1 u/a/d November 3, 1997


                                          By: /s/ C. E. Miller
                                              ---------------------------------
                                                  C. E. Miller, Trustee

                                          Principal Place of Business Address:

                                          -------------------------------------
                                            3104 Logan Valley Road
                                          -------------------------------------

                                            Traverse City, MI 49684
                                          -------------------------------------


                                          State of Settlement: Michigan

                                          Tax Identification Number: __________

                        COUNTERPART SIGNATURE PAGE TO
                        -----------------------------
                      EXCHANGE AND CONTRIBUTION AGREEMENT
                      -----------------------------------


TRUST:
-----


Date: November __, 1997


                                          DANIEL R. MILLER TRUST
                                          u/a/d April 5, 1989


                                          By: /s/ Daniel R. Miller
                                              ---------------------------------
                                              Daniel R. Miller, Trustee


                                          Principal Place of Business Address:

                                          -------------------------------------

                                            3104 Logan Valley Road
                                          -------------------------------------

                                            Traverse City, MI 49684
                                          -------------------------------------

                                          -------------------------------------

                                          State of Settlement: Michigan

                                          Tax Identification Number: __________

                        COUNTERPART SIGNATURE PAGE TO
                         -----------------------------
                      EXCHANGE AND CONTRIBUTION AGREEMENT
                      -----------------------------------


TRUST:
-----


Date: November __, 1997


                                          SUE E. BELL TRUST
                                          u/a/d February 7, 1989


                                          By: /s/ Sue E. Bell
                                              ---------------------------------
                                              Sue E. Bell, Trustee


                                          Principal Place of Business Address:

                                          -------------------------------------

                                            3104 Logan Valley Road
                                          -------------------------------------

                                            Traverse City, MI 49684
                                          -------------------------------------

                                          State of Settlement: Michigan

                                          Tax Identification Number: __________

                         COUNTERPART SIGNATURE PAGE TO
                         -----------------------------
                      EXCHANGE AND CONTRIBUTION AGREEMENT
                      -----------------------------------


TRUST:
-----

Date: November __, 1997


                                       SUE ELLEN BELL RETAINED ANNUITY
                                       TRUST #1 u/a/d November 3, 1997

                                       By: /s/ C. E. Miller
                                          ------------------------------
                                          C.E. Miller, Trustee

                                       Principal Place of Business Address:

                                       ---------------------------------

                                       3104 Logan Valley Road
                                       ---------------------------------

                                       Traverse City, MI 49684
                                       ---------------------------------

                                       State of Settlement: Michigan

                                       Tax Identification Number:
                                                                 -------

                         COUNTERPART SIGNATURE PAGE TO
                         -----------------------------
                      EXCHANGE AND CONTRIBUTION AGREEMENT
                      -----------------------------------


LIMITED LIABILITY COMPANY:
-------------------------


Date: November 11, 1997


                                        C & H EXPLORATION, L.L.C.


                                        By: /s/ Jerry D. Campbell
                                           --------------------------------
                                           (Authorized Signature)
                                        Jerry D. Campbell -- Vice President
                                        -----------------------------------
                                        (Print Name and Title of Signatory)

                                        Principal Place of Business Address:
                                                1009 S. Ballenger Hwy
                                        -----------------------------------
                                                Flint, MI 48532
                                        -----------------------------------

                                        -----------------------------------

                                        State of Formation:  Michigan
                                                           -------------

                                        Tax Identification Number:
                                                                  ------------

                         COUNTERPART SIGNATURE PAGE TO
                         -----------------------------
                      EXCHANGE AND CONTRIBUTION AGREEMENT
                      -----------------------------------


LIMITED LIABILITY COMPANY:
-------------------------


Date: November 11, 1997


                                        NIBLICK EXPLORATION, L.L.C.


                                        By: /s/ Charles F. Knight
                                           --------------------------------
                                             (Authorized Signature)

                                        Charles F. Knight, Equity Owner
                                        -----------------------------------
                                        (Print Name and Title of Signatory)

                                        Principal Place of Business Address:

                                         7252 S. Glen Lake Road
                                        -----------------------------------

                                         Traverse City, Michigan 49636
                                        -----------------------------------

                                        -----------------------------------

                                        State of Formation:  Michigan
                                                           -------------

                                        Tax identification Number:
                                                                  ------------

                         COUNTERPART SIGNATURE PAGE TO
                         -----------------------------
                      EXCHANGE AND CONTRIBUTION AGREEMENT
                      -----------------------------------


CORPORATION:
-----------


Date: November 11, 1997


                                        MILLER AND MILLER, INC., a Michigan
                                        corporation


                                        By: /s/ Kelly E. Miller
                                           --------------------------------
                                             (Authorized Signature)

                                        Kelly E. Miller, President
                                        -----------------------------------
                                        (Print Name and Title of Signatory)

                                        Principal Place of Business Address:

                                        P.O. Box 348
                                        -----------------------------------

                                        Traverse City, MI 49685-0348
                                        -----------------------------------

                                        -----------------------------------

                                        Tax Identification Number:
                                                                  ------------

                         COUNTERPART SIGNATURE PAGE TO
                         -----------------------------
                      EXCHANGE AND CONTRIBUTION AGREEMENT
                      -----------------------------------


CORPORATION:
-----------


Date: November __, 1997


                                        DOUBLE DIAMOND ENTERPRISES, INC., a
                                        Michigan corporation

                                        By: /s/ Daniel R. Miller
                                           --------------------------------
                                             (Authorized Signature)

                                        Daniel R. Miller, Trustee
                                        -----------------------------------
                                        (Print Name and Title of Signatory)

                                        Principal Place of Business Address:


                                        -----------------------------------

                                        3104 Logan Valley Road
                                        -----------------------------------

                                        Traverse City, MI 49684
                                        -----------------------------------

                                        Tax Identification Number:
                                                                  ------------

                         COUNTERPART SIGNATURE PAGE TO
                         -----------------------------
                      EXCHANGE AND CONTRIBUTION AGREEMENT
                      -----------------------------------


CORPORATION:
-----------


Date: November __, 1997


                                        EAGLE INTERNATIONAL, INC., a Michigan
                                        corporation


                                        By: /s/ C. E. Miller
                                           --------------------------------
                                             (Authorized Signature)

                                        C. E. Miller, President
                                        -----------------------------------
                                        (Print Name and Title of Signatory)

                                        Principal Place of Business Address:


                                        -----------------------------------

                                        3104 Logan Valley Road
                                        -----------------------------------

                                        Traverse City, MI 49684
                                        -----------------------------------

                                        Tax identification Number:
                                                                  ------------

                         COUNTERPART SIGNATURE PAGE TO
                         -----------------------------
                      EXCHANGE AND CONTRIBUTION AGREEMENT
                      -----------------------------------


CORPORATION:
-----------


Date: November __, 1997


                                        EAGLE INVESTMENTS, INC.
                                        (d/b/a/ Victory, Inc.), a Michigan
                                        corporation


                                        By: /s/ C. E. Miller
                                           --------------------------------
                                              (Authorized Signature)

                                        C. E. Miller, President
                                        -----------------------------------
                                        (Print Name and Title of Signatory)

                                        Principal Place of Business Address:

                                        -----------------------------------
                                          3104 Logan Valley Road
                                        -----------------------------------
                                          Traverse City, MI  49684
                                        -----------------------------------

                                        Tax identification Number:
                                                                  ------------

                         COUNTERPART SIGNATURE PAGE TO
                         -----------------------------
                      EXCHANGE AND CONTRIBUTION AGREEMENT
                      -----------------------------------


CORPORATION
-----------


Date: November   , 1997
               --

                                        FRONTIER INVESTMENTS, INC., a Michigan
                                        corporation


                                        By: /s/ Sue Ellen Bell
                                           --------------------------------
                                             (Authorized Signature)
                                        Sue Ellen Bell, President
                                        -----------------------------------
                                        (Print Name and Title of Signatory)

                                        Principal Place of Business Address:

                                        -----------------------------------
                                          3104 Logan Valley Road
                                        -----------------------------------
                                          Traverse City, MI  49684
                                        -----------------------------------

                                        Tax Identification Number:
                                                                  ------------

                         COUNTERPART SIGNATURE PAGE TO
                         -----------------------------
                      EXCHANGE AND CONTRIBUTION AGREEMENT
                      -----------------------------------


CORPORATION:
-----------


Date: November   , 1997
               --

                                        OAK SHORES INVESTMENT INC., a Michigan
                                        corporation


                                        By: /s/ David A. Miller
                                           --------------------------------
                                             (Authorized Signature)
                                        David A. Miller, President
                                        -----------------------------------
                                        (Print Name and Title of Signatory)

                                        Principal Place of Business Address:

                                          3104 Logan Valley Road
                                        -----------------------------------
                                          Traverse City, MI  49684
                                        -----------------------------------

                                        -----------------------------------

                                        Tax Identification Number:
                                                                  ------------

                         COUNTERPART SIGNATURE PAGE TO
                         -----------------------------
                      EXCHANGE AND CONTRIBUTION AGREEMENT
                      -----------------------------------


CORPORATION
-----------


Date: November 11, 1997

                                        NAME OF CORPORATION:

                                        SASI MINERALS COMPANY

                                        Principal Place of Business Address:
                                        1201 Market Street
                                        Suite 1402
                                        Wilmington, DE 19801

                                        STATE OF INCORPORATION:
                                        Delaware



                                        By:   /s/ William Casey McManemin
                                           -----------------------------------
                                             William Casey McManemin
                                             Agent and Attorney-in-Fact

                                        Tax Identification Number:

                         COUNTERPART SIGNATURE PAGE TO
                         -----------------------------
                      EXCHANGE AND CONTRIBUTION AGREEMENT
                      -----------------------------------


CORPORATION:
-----------

Date: November 10, 1997
               --

                                        O.O. INVESTMENTS, INC., a Nebraska
                                                                  -----------
                                        corporation


                                        By:  /s/ Tom M. Ostergard
                                            ----------------------------------
                                             (Authorized Signature)

                                         Tom M. Ostergard   President
                                        --------------------------------------
                                        (Print Name and Title of Signatory)


                                        Principal Place of Business Address:

                                          7001 Stevens Ridge Road
                                        --------------------------------------
                                          Lincoln, NE 68516
                                        --------------------------------------

                                        --------------------------------------


                                        Tax Identification Number:
                                                                  ------------

EXHIBIT E
REGISTRATION RIGHTS AGREEMENT

                         REGISTRATION RIGHTS AGREEMENT

   This Registration Rights Agreement (this "Agreement") is made and entered into as of __________, 1997, between and among Miller Exploration Company, a Delaware corporation (the "Company"), and the persons identified on EXHIBIT A attached hereto (the "Stockholders").

                                   RECITALS:

   WHEREAS, on even date herewith the Stockholders have acquired from the Company the number of shares of the Company's Common Stock ("Common Stock") set forth opposite their respective names on EXHIBIT A attached hereto (together, the "Shares"); and

   WHEREAS, the issuance of the Shares constitutes the issuance of "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act (as defined below), and as such the Company and the Stockholders have set forth herein their agreement as to the manner in which the Shares may be transferred and registered under said Securities Act, which agreement was a condition to the purchase and sale of the Shares,

   NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

                                   SECTION 1
    RESTRICTIONS ON TRANSFERABILITY OF SHARES; REGISTRATION RIGHTS

   1.1 CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth below:

       (a) "Closing" shall mean the date of the initial issuance of the Shares.

       (b)  "Commission" shall mean the Securities and Exchange
Commission or any other federal agency at the time administering the Securities Act.

       (c)  "Exchange Act" shall mean the Securities Exchange Act of
1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

       (d) "Holder" shall mean the Stockholders and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 1.8 hereof.

       (e) "Other Stockholders" shall mean persons other than Holders who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations hereunder.

       (f)  "Registrable Securities" shall mean (i) the Common Stock and
(ii) any Common Stock issued by the Company as a dividend (issuance of Common Stock with respect to Shares issued and outstanding) or other distribution of Common Stock with respect to the Shares, and (iii) any Common Stock into which the Shares are converted.

       (g) The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

       (h) "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses and fees and disbursements of counsel for the Holders (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

       (i) "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

       (j) "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

       (k) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

       (l) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses).

   1.2  "PIGGY BACK" REGISTRATION.

       (a) If the Company shall determine to register any of its securities in a registered public offering, other than (i) the first such offering by the Company, (ii) a registration relating solely to employee benefit plans, (iii) a registration relating solely to a Rule 145 transaction, and (iv) a registration on any registration form that does not permit secondary sales, the Company will:

       (1)  promptly give to each Holder written notice thereof; and

       (2) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 1.2(b) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder and received by the Company within twenty (20) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company. Such written request may request that all or a part of a Holder's Registrable Securities be included in such registration.

       (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.2(a)(1). In such event, the right of any Holder to registration pursuant to this Section 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

   Notwithstanding any other provision of this Section 1.2, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of securities to be underwritten, the representative may (subject to the limitations set forth below) limit the number of Registrable Securities to be included in, the registration and underwriting; PROVIDED, HOWEVER, that the aggregate value of securities (including Registrable Securities) to be included in such registration by the Company's Stockholders (including the Holders) may not be so reduced to less than ten percent (10%) of the total value of all securities included in such registration. The Company shall so advise all holders of securities requesting registration, and the number of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Section 1.9.

   If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If securities are so withdrawn from the registration and if the number of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such securities to be allocated among the persons requesting additional inclusion in accordance with Section 1.9 hereof.

   1.3 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to
Section 1.2 shall be borne by the Company.

   1.4  INDEMNIFICATION.

       (a) The Company will indemnify each Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls within the meaning of
Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which statement or omission is based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 1.4(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

       (b) Each Holder will, if Registrable Securities held by him are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder and Other Stockholder, and each of their officers, directors, and partners, and each person controlling such Holder or Other Stockholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, Other Stockholders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein, provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

       (c)  Each party entitled to indemnification under this Section
1.4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.4, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

       (d) If the indemnification provided for in this Section 1.4 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

       (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

   1.5 INFORMATION BY HOLDER. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 1.

   1.6 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of "restricted securities" to the public without registration, the Company agrees to use its best efforts to:

       (a) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

       (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements;

       (c) So long as a Holder owns any "restricted securities" within the meaning of Rule 144, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

   1.7 TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted to a Holder by the Company under this Section 1 may be transferred or assigned by a Holder only to a transferee or assignee of not less than _______ Shares (as presently constituted and proportionately adjusted for any increase or decrease in the number of Shares resulting from (a) a subdivision or consolidation of Shares or any other capital adjustment, (b) the payment of a stock dividend (i.e. an issuance of stock with respect to Shares issued and outstanding), or (c) other increase or decrease in such Shares affected without receipt of consideration by the Company), provided that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes the obligations of such Holder under this Section 1.

   1.8 "MARKET STAND-OFF" AGREEMENT. If requested by the Company and an underwriter of the Shares (or other securities) of the Company, each Stockholder agrees that it shall not sell or otherwise transfer or dispose of any Shares (or other securities) of the Company held by such stockholder (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act.

   The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

   1.9 ALLOCATION OF REGISTRATION OPPORTUNITIES. In any circumstance in which all of the Registrable Securities and other securities of the Company having registration rights (the "Other Shares") requested to be included in a registration on behalf of the Holders or Other Stockholders cannot be so included as a result of limitations of the aggregate number of Registrable Securities and Other Shares that may be so included, the number of Registrable Securities and Other Shares that may be so included shall be allocated among the Holders and Other Stockholders requesting inclusion of securities pro rata on the basis of the number of Registrable Securities and Other Shares that are held by such Holders and Other Stockholders; provided, however, in order that such allocation shall not operate to reduce the aggregate number of Registrable Securities and Other Shares to be included in such registration, if any Holder or Other Stockholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to him pursuant to the above-described procedure, the remaining portion of his allocation shall be reallocated among those requesting Holders and Other Stockholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares that would be held by such Holders and Other Stockholders, assuming inclusion, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Holders and Other Stockholders have been so allocated.

   1.10 DELAY OF REGISTRATION. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

   1.11 REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to Section 1 hereof, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

       (a) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

       (b) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

       (c) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

       (d) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or automated trading system on which similar securities issued by the Company are then listed, PROVIDED, HOWEVER, that nothing contained herein shall require the Company to list the Registrable Securities if no similar securities of the Company are then listed; and

       (e) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission.

   1.12 TERMINATION OF REGISTRATION RIGHTS. The right of any Holder to request inclusion in any registration pursuant to Section 1.2 shall terminate on the later of (i) the first date that all Registrable Securities held by such Holder may immediately be sold under Rule 144 during any ninety (90) day period, or (ii) the first anniversary of the date of this Agreement.

                                   SECTION 2
                                 MISCELLANEOUS

   2.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Michigan.

   2.2 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

   2.3 ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Agreement (including the Exhibits hereto) constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the holders of at least a majority of the Registrable Shares and any such amendment, waiver, discharge or termination shall be binding on all the Holders, but in no event shall the obligation of any Holder hereunder be materially increased, except upon the written consent of such Holder.

   2.4 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by United States first-class mail, postage prepaid, or delivered personally by hand or nationally recognized courier addressed (a) if to a Holder, as indicated on the list of Holders attached hereto as EXHIBIT A, or at such other address as such holder or permitted assignee shall have furnished to the Company in writing, or (b) if to the Company, at 3104 Logan Valley Road, Traverse City, Michigan 49685-0348, or at such other address as the Company shall have furnished to each holder in writing. All such notices and other written communications shall be effective (i) if mailed, five (5) days after mailing and (ii) if otherwise delivered, upon delivery.

   2.5 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement or any waiver on the part of any Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

   2.6 RIGHTS; SEPARABILITY. Unless otherwise expressly provided herein, a Holder's rights hereunder are several rights, not rights jointly held with any of the other Holders. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

   2.7 INFORMATION CONFIDENTIAL. Each Holder acknowledges that the information received by it pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Holder is required to disclose such information by a governmental body.

   2.8 TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

   2.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

   IN WITNESS WHEREOF, the parties hereto have executed this Rights Agreement effective as of the day and year first above written.

                     MILLER EXPLORATION COMPANY


                     By
                        ------------------------------------------

                         Its
                              -------------------------------------

                     STOCKHOLDERS:  (See signature pages
                     attached hereto)

RIGHTS AGREEMENT SIGNATURE PAGES

INDIVIDUAL:

Date:  November __, 1997

                              _____________________________________
                              Name of Individual


                              _____________________________________
                              (Signature)

                              Address of Principal Residence :
                              _____________________________________
                              _____________________________________
                              _____________________________________

                              _____________________________________
                              Social Security Number

CORPORATION:

Please include articles of incorporation and corporate resolutions certified by the secretary of the corporation authorizing execution of this Agreement by the person signing below.

Date: November __, 1997

                              _____________________________________
                              Name of Corporation
                              _____________________________________
                              Principal Place of Business Address:
                              _____________________________________
                              _____________________________________
                              _____________________________________
                              State of Incorporation

                              By: _________________________________
                                     (Authorized Signature)
                              _____________________________________
                              (Print Name and Title of Signatory)
                              _____________________________________
                              Tax Identification Number

PARTNERSHIP:

Please include a certified copy of the Partnership Agreement or any other documentation necessary to establish the authority of the person signing this Agreement.

Date: November __, 1997

                              _____________________________________
                              Name of Partnership

                              Principal Place of Business Address:
                              _____________________________________
                              _____________________________________
                              _____________________________________
                              State of Formation

                              By: __________________________________
                                 (Authorized Signature)
                              _____________________________________
                              (Print Name and Title of Signatory)
                              _____________________________________
                              Tax Identification Number

TRUST:

Please include a certified copy of the Trust Agreement and any other documentation necessary to establish the authority of the person signing this Agreement.

Date:  November __, 1997

                              _____________________________________
                              Name of Trust

                              Principal Place of Business Address:
                              _____________________________________
                              _____________________________________
                              _____________________________________
                              State of Settlement

                              By:__________________________________
                                   (Authorized Signature)
                              _____________________________________
                              (Print Name and Title of Signatory)
                              _____________________________________
                              Tax Identification Number

OTHER:

Please specify the nature of the entity and provide all documentation necessary to establish the power of such entity to subscribe for the shares and the authority of the person signing this Agreement.

Date: November __, 1997

                              _____________________________________
                              Name of Entity

                              Principal Place of Business Address:
                              _____________________________________
                              _____________________________________
                              _____________________________________
                              State of Formation

                              By:__________________________________
                                   (Signature of Authorized Person)
                              _____________________________________
                              (Print Name and Title of Signatory)

                              _____________________________________
                              Tax Identification Number

                           CORPORATE ACKNOWLEDGMENT


STATE OF ___________________  )
                              ) SS.
COUNTY OF _________________   )

     On this _____ day of _______________, 19 ___, before me, a Notary
Public in and for said State, duly commissioned and sworn, personally appeared _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the ___________________________________________ of
_______________________________, a ______________________________
corporation, and executed the within instrument, on behalf of such corporation, and acknowledged to me that such corporation executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date in this certificate first above written.

                              _____________________________________
                                                    , Notary Public
                              My Commission expires:
                              _____________________________________
                              (Notary Seal)

                          PARTNERSHIP ACKNOWLEDGMENT

STATE OF ___________________  )
                              ) SS.
COUNTY OF _________________   )

     On this _____ day of _______________, 19 ___, before me, a Notary
Public in and for said State, duly commissioned and sworn, personally appeared _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the General Partner of _______________________________, a ______________________________
partnership, and executed the within instrument, on behalf of such corporation, and acknowledged to me that such corporation executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date in this certificate first above written.

                              _____________________________________
                                                    , Notary Public
                              My Commission expires:
                              _____________________________________
                              (Notary Seal)

                             TRUST ACKNOWLEDGMENT

STATE OF ___________________  )
                              ) SS.
COUNTY OF _________________   )

     On this _____ day of _______________, 19 ___, before me, a Notary
Public in and for said State, duly commissioned and sworn, personally appeared _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be a Trustee of the _______________________________, Trust, and executed the within instrument, on behalf of said Trust.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date in this certificate first above written.

                              _____________________________________
                                                    , Notary Public
                              My Commission expires:
                              _____________________________________
                              (Notary Seal)

                             OTHER ACKNOWLEDGMENT

STATE OF ___________________  )
                              ) SS.
COUNTY OF _________________   )

     On this _____ day of _______________, 19 ___, before me, a Notary
Public in and for said State, duly commissioned and sworn, personally appeared _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be a _______________________________, of ______________________________, and
executed the within instrument, on behalf of said
___________________________________.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date in this certificate first above written.

                              _____________________________________
                                                    , Notary Public
                              My Commission expires:
                              _____________________________________
                              (Notary Seal)

                           INDIVIDUAL ACKNOWLEDGMENT

STATE OF ___________________  )
                              ) SS.
COUNTY OF _________________   )

     On this _____ day of _______________, 19 ___, before me, a Notary
Public in and for said State, duly commissioned and sworn, personally appeared _______________________ and executed the within instrument, on his or her own behalf.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date in this certificate first above written.

                              _____________________________________
                                                    , Notary Public
                              My Commission expires:
                              _____________________________________
                              (Notary Seal)